Exhibit 99.2

Enviva Partners, LP Fourth Quarter 2015 - Earnings Call Reference Materials February 18, 2016

Forward-Looking Statements and Cautionary Statements Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the securities laws. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Enviva Partners, LP (NYSE: EVA) (“Enviva”, “Partnership”, “we,” or “us”) expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “may,” “estimates,” “will,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. These statements are based on certain assumptions made by Enviva based on management’s expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Although Enviva believes that these assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies that are difficult or impossible to predict and are beyond its control, Enviva cannot give assurance that it will achieve or accomplish these expectations, beliefs or intentions. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Enviva, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include the factors discussed or referenced in our filings with the Securities and Exchange Commission (the “SEC”), including the IPO prospectus filed on April 29, 2015 and the Annual Report on Form 10-K and the Quarterly Report on Form 10-Q most recently filed with the SEC, including those risks relating to financial performance and results, economic conditions and resulting capital restraints, availability of sufficient capital to execute Enviva’s business plan, impact of compliance with legislation and regulations and other important factors that could cause actual results to differ materially from those projected. When considering the forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such filings. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which such statement is made, and Enviva undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. All forward-looking statements attributable to Enviva are qualified in their entirety by this cautionary statement. Industry and Market Data This presentation has been prepared by Enviva and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Enviva believes these third-party sources are reliable as of their respective dates, Enviva has not independently verified the accuracy or completeness of this information. Some data are also based on Enviva’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above.

Highlights RECENT ACCOMPLISHMENTS Significant distribution growth Executed off-take contracts Southampton drop-down Exceeded guidance GOALS AND OBJECTIVES Continue to be preferred supplier Maintain operational excellence Substantial EBITDA and DCF growth Distributions for 2016 at least $2.10 per unit Sampson drop-down Additional firm off-take contracts Continue to expand margins our results assuming the Southampton drop-down had not occurred and the intercompany transactions had not been eliminated See slides 10 through 14 for Adjusted EBITDA and Distributable Cash Flow reconciliations and pro forma adjustments Fourth Quarter 2015 Financial Results Recast (GAAP) Basis Pro Forma1 In millions 4Q 2015 4Q 2014 4Q 2015 Net Revenue $116.8 $79.0 $116.8 Cost of Goods Sold $98.7 $70.8 $101.8 Gross Margin $18.1 $8.1 $15.0 G&A $4.9 $3.5 $4.7 Net Income $9.0 $2.3 $6.5 Adjusted EBITDA $21.6 $9.4 $17.1 Distributable Cash Flow $18.0 $7.4 $14.0 Fourth Quarter 2015 Guidance Pro Forma1 Adjusted EBITDA: $14.8 to $15.8 million $17.1 Distributable Cash Flow: $11.3 to $12.3 million $14.0

Full-Year 2015 Financial Results Recast (GAAP) Basis In millions 2015 2014 Net Revenue $457.4 $290.1 Cost of Goods Sold $395.8 $270.0 Gross Margin $61.6 $20.1 G&A $18.4 $10.8 Net Income $23.1 $0.2 Adjusted EBITDA $77.3 $28.3 Distributable Cash Flow $62.8 $21.1 See slides 10 through 14 for Adjusted EBITDA and Distributable Cash Flow reconciliations

2016 Outlook & Guidance In millions except per unit figures 2016 Net Income $43.0 - $47.0 Adjusted EBITDA $83.0 - $87.0 Maintenance Capex $4.1 Interest Expense $11.9 Distributable Cash Flow $67.0 - $71.0 Distributable Cash Flow per Unit1 $2.71 - $2.87 Distribution per Unit of at least $2.10 Guidance above does not include impact of any potential acquisitions or drop-downs Prior to any distributions paid to our general partner; based on number of common and subordinated units outstanding at year-end 2015 of 24,755,233 See slides 10 through 14 for Adjusted EBITDA and Distributable Cash Flow reconciliations

Market Update Worldwide industrial wood pellet demand expected to grow to more than 27 million tons by 2019, a 20% annual growth rate1 After successful conclusion of EU state-aid review process of its CfD, the purchaser of 420 MW Lynemouth facility is expected to convert the facility to wood pellet fuel and require more than 1.5 million tons a year As expected, Drax’s third 660 MW biomass unit, anticipated to require more than 2 million tons annually, entered the second stage of the EU state-aid review of its CfD MGT Teesside project is expected to commence construction in Q2 2016. The Partnership and our sponsor are the sole suppliers of the nearly 1 million tons required annually of imported biomass, subject to MGT reaching financial close E.ON completed the sale of the 556 MW Langerlo facility in Belgium, and the buyer intends to convert the facility to wood pellet fuel in 2017 when it is expected to need more than 1.5 million tons per year. An affiliate of the buyer has filed for insolvency, however, creating some uncertainty related to the completion of the project. Dutch renewable incentive scheme budget for 2016 confirmed at 8 billion euro, while government considers complete phase out of coal-fired generation South Korean demand expected to grow to approximately 2.5 million tons a year in 20191 as the Renewable Portfolio Standard increases come into effect and several power generators consider new-build and full unit conversions to biomass Significant growth in Japanese wood pellet demand is expected to continue as several biomass power stations come on-line by 2019, when demand is expected to be about 1.4 million tons annually1 Hawkins Wright: The Outlook for Wood Pellets – Demand, Supply, Costs and Prices; Fourth quarter 2015. 2019 worldwide demand expectation assumes the Langerlo facility conversion occurs

Question & Answer Session

Q4 2015 Financial Information

ENVIVA PARTNERS, LP AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per unit amounts)

	Three Months Ended December 31,		Year Ended December 31,	
	2015	2014 (Predecessor)	2015	2014 (Predecessor)
Product sales	$115,123	$78,309	$450,980	$286,641
Other revenue	1,690	668	6,394	3,495
Net revenue	116,813	78,977	457,374	290,136
Cost of goods sold, excluding depreciation and amortization	92,049	66,171	365,061	251,058
Depreciation and amortization	6,640	4,663	30,692	18,971
Total cost of goods sold	98,689	70,834	395,753	270,029
Gross margin	18,124	8,143	61,621	20,107
General and administrative expenses	4,913	3,455	18,360	10,792
Loss on disposal of assets	2,181	278	2,081	340
Income from operations	11,030	4,410	41,180	8,975
Other income (expense):				
Interest expense	(2,933)	(2,105)	(10,551)	(8,724)
Related party interest expense	(57)	—	(1,154)	—
Early retirement of debt obligation	—	—	(4,699)	(73)
Other income	889	6	979	22
Total other expense, net	(2,101)	(2,099)	(15,425)	(8,775)
Income before tax expense	8,929	2,311	25,755	200
Income tax (benefit) expense	(34)	3	2,623	15
Net income	8,963	2,308	23,132	185
Less net loss attributable to noncontrolling partners' interests	12	18	42	79
Net income attributable to Enviva Partners, LP	$8,975	$2,326	$23,174	$ 264
Less: Predecessor loss to May 4, 2015 (prior to IPO)			$(2,132)	
Less: Pre-acquisition income from April 10, 2015 to December 10, 2015 from operations of Enviva Pellets Southampton Drop-Down allocated to General Partner	$2,030		6,264	
Enviva Partners, LP partners' interest in net income from May 5, 2015 to December 31, 2015	$6,945		$19,042	
Net income per common unit:				
Basic	$ 0.29		$ 0.80	
Diluted	$ 0.29		$ 0.79	
Net income per subordinated unit:				
Basic	$ 0.29		$ 0.80	
Diluted	$ 0.29		$ 0.79	
Weighted average number of limited partner units outstanding:				
Common – basic	12,122		11,988	
Common – diluted	12,419		12,271	
Subordinated – basic and diluted	11,905		11,905	
Distribution declared per limited partner unit for respective periods	$0.46000		$1.1630	

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Non-GAAP Financial Measures We view adjusted gross margin per metric ton, adjusted EBITDA, and distributable cash flow as important indicators of performance. We also view measures provided in this release that (i) do not give effect to the recast of financial results and assume the Southampton Drop-Down had not occurred or (ii) include financial results of acquired assets only for the periods actually owned by the Partnership as important indicators of our performance. Adjusted Gross Margin per Metric Ton We define adjusted gross margin per metric ton as gross margin per metric ton excluding depreciation and amortization included in cost of goods sold. We believe adjusted gross margin per metric ton is a meaningful measure because it compares our off-take pricing to our operating costs for a view of profitability and performance on a per metric ton basis. Adjusted gross margin per metric ton primarily will be affected by our ability to meet targeted production volumes and to control direct and indirect costs associated with procurement and delivery of wood fiber to our production plants and the production and distribution of wood pellets. Adjusted EBITDA We define adjusted EBITDA as net income or loss, excluding depreciation and amortization, interest expense, taxes, early retirement of debt obligation, non-cash unit compensation expense, asset impairments and disposals, and certain items of income or loss that we characterize as unrepresentative of our operations. Adjusted EBITDA is a supplemental measure used by our management and other users of our financial statements, such as investors, commercial banks, and research analysts, to assess the financial performance of our assets without regard to financing methods or capital structure. Distributable Cash Flow We define distributable cash flow as adjusted EBITDA less maintenance capital expenditures and interest expense net of amortization of debt issuance costs and original issue discount. Distributable cash flow is used as a supplemental measure by our management and other users of our financial statements as it provides important information regarding the relationship between our financial operating performance and our ability to make cash distributions. Adjusted gross margin per metric ton, adjusted EBITDA, and distributable cash flow are not financial measures presented in accordance with generally accepted accounting principles (“GAAP”). We believe that the presentation of these non-GAAP financial measures provides useful information to investors in assessing our financial condition and results of operations. Our non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Each of these non-GAAP financial measures has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measure. You should not consider adjusted gross margin per metric ton, adjusted EBITDA, or distributable cash flow in isolation or as substitutes for analysis of our results as reported under GAAP. Our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Non-GAAP Financial Measures

Non-GAAP Financial Measures Reconciliation The following table provides a reconciliation of distributable cash flow and adjusted EBITDA to net income: Three Months Ended December 31, Year Ended December 31, 2015 2014 2015 2014 (Predecessor) (Predecessor) (in thousands) Reconciliation of distributable cash flow and adjusted EBITDA to net income: Net income $ 8,963 $ 2,308 $ 23,132 $ 185 Add: Depreciation and amortization 6,652 4,674 30,738 19,009 Interest expense 2,990 2,105 11,705 8,724 Early retirement of debt obligation — — 4,699 73 Purchase accounting adjustment to inventory — — 697 — Non-cash unit compensation expense 341 — 704 2 Income tax (benefit) expense (34) 3 2,623 15 Asset impairments and disposals 2,181 278 2,081 340 Acquisition transaction expenses 462 — 893 — Adjusted EBITDA $ 21,555 $ 9,368 $ 77,272 $ 28,348 Less: Interest expense net of amortization of debt issuance costs and original issue discount 2,614 1,600 10,099 6,703 Maintenance capital expenditures 893 331 4,359 515 Distributable cash flow $ 18,048 $ 7,437 $ 62,814 $ 21,130

GAAP and non-GAAP Financial Measures The following table presents, in each case for the three months ending December 31, 2015: our recast results prepared in accordance with GAAP, including Southampton’s results for periods we did not own Southampton and elimination of certain intercompany transactions; our results including the acquired assets only for the period actually owned by the Partnership; and what our results would have been assuming the Southampton Drop-Down had not occurred, and the intercompany transactions had not been eliminated. Three Months Ended December 31, 2015 As Reported (Recast) Including Southampton Drop-Down from the Acquisition Date Assuming Southampton Drop-Down Had Not Occurred (in thousands) Product sales $ 115,123 $ 115,123 $ 115,123 Other revenue 1,690 1,690 1,690 Net revenue 116,813 116,813 116,813 Cost of goods sold, excluding depreciation and amortization 92,049 95,702 96,568 Depreciation and amortization 6,640 5,512 5,261 Total cost of goods sold 98,689 101,214 101,829 Gross margin 18,124 15,599 14,984 General and administrative expenses 4,913 4,777 4,718 Loss on disposal of assets 2,181 1,838 1,838 Income from operations 11,030 8,984 8,428 Other income (expense): Interest expense (2,933) (2,918) (2,816) Related party interest expense (57) (57) — Early retirement of debt obligation — — — Other income 889 891 889 Total other expense, net (2,101) (2,084) (1,927) Income before tax expense 8,929 6,900 6,501 Income tax benefit (34) (34) (34) Net income 8,963 6,934 6,535 Less net loss attributable to noncontrolling partners’ interests 12 12 12 Net income attributable to Enviva Partners, LP $ 8,975 $ 6,946 $ 6,547

GAAP and non-GAAP Financial Measures (Cont’d) Three Months Ended December 31, 2015 As Reported (Recast) Including Southampton Drop-Down from the Acquisition Date Assuming Southampton Drop-Down Had Not Occurred (in thousands) Reconciliation of distributable cash flow and adjusted EBITDA to net income : Net income $ 8,963 $ 6,934 $ 6,535 Add: Depreciation and amortization 6,652 5,523 5,272 Interest expense 2,990 2,975 2,816 Non-cash unit compensation expense 341 341 341 Income tax benefit (34) (34) (34) Asset impairments and disposals 2,181 1,838 1,838 Acquisition transaction expenses 462 344 286 Adjusted EBITDA $ 21,555 $ 17,921 17,054 Less: Interest expense net of amortization of debt issuance costs and original issue discount 2,614 2,543 2,405 Maintenance capital expenditures 893 841 695 Distributable cash flow $ 18,048 $ 14,537 $ 13,954 The following table presents, in each case for the three months ending December 31, 2015: our recast results prepared in accordance with GAAP, including Southampton’s results for periods we did not own Southampton and elimination of certain intercompany transactions; our results including the acquired assets only for the period actually owned by the Partnership; and what our results would have been assuming the Southampton Drop-Down had not occurred, and the intercompany transactions had not been eliminated.

Non-GAAP Financial Measures Reconciliation The following table provides a reconciliation of the estimated range of distributable cash flow and adjusted EBITDA to the estimated range of net income, in each case for the twelve months ending December 31, 2016 (in millions except per unit figures): Twelve Months Ending December 31, 2016 Estimated net income (loss) $ 43.0 – 47.0 Add: Depreciation and amortization 25.4 Interest expense 13.0 Non-cash unit compensation expense 1.2 Asset impairments and disposals 0.4 Estimated adjusted EBITDA $ 83.0 – 87.0 Less: Interest expense net of amortization of debt issuance costs and original issue discount 11.9 Maintenance capital expenditures 4.1 Estimated distributable cash flow $ 67.0 – 71.0 Estimated distributable cash flow per common and subordinated unit1 $ 2.71 – 2.87 Prior to any distributions paid to our general partner; based on number of common and subordinated units outstanding at year-end 2015 of 24,755,233